UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _______)

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REED’S, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[REED’S LOGO]

Reed’s, Inc.
13000 South Spring Street
Los Angeles, California 90061
(310) 217-9400

September __, 2007

To the Stockholders of Reed’s, Inc.:

It is with great pleasure that I extend a cordial invitation to attend the 2007 Annual Meeting of Stockholders of Reed’s, Inc. (“Reed’s” or the “Company”) to be held on October __, 2007 at 10:00 a.m., local time, at our corporate offices located at 13000 South Spring Street, Los Angeles, California 90061.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the Annual Meeting.

Very truly yours, /s/ Christopher J. Reed Christopher J. Reed President and Chief Executive Officer Reed’s, Inc.

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[REED’S LOGO]

Reed’s, Inc.
13000 South Spring Street
Los Angeles, California 90061
(310) 217-9400

September __, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October __, 2007

The 2007 Annual Meeting of Stockholders of Reed’s, Inc. will be held on October __, 2007 at 10:00 a.m., local time, at our corporate offices located at 13000 South Spring Street, Los Angeles, California 90061, for the following purposes:

1.
To elect to our Board of Directors five directors, to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualified, subject to their prior death, resignation or removal.

2.	To consider and vote upon an amendment to our certificate of incorporation to increase the authorized number of shares of common stock from 11,500,000 shares to 19,500,000 shares.

3.	To adopt our 2007 Stock Incentive Award Plan (the “2007 Plan”) and to reserve up to 1,500,000 shares of common stock for issuance under the 2007 Plan.

4.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on September __, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of Reed’s common stock is entitled to one vote on all matters presented at the Annual Meeting.

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, please vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided. The proxy is revocable by you at any time prior to its use at the Annual Meeting. If you are a holder of record, you may also cast your vote in person at the Annual Meeting. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be signed and returned to ensure that all your shares will be voted at the Annual Meeting. If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors /s/ Christopher J. Reed Christopher J. Reed President and Chief Executive Officer Reed’s, Inc.

Los Angeles, California
September __, 2007

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PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER __, 2007

We are providing these proxy materials in connection with Reed’s 2007 Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card were first mailed to the stockholders on or about ________, 2007. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my vote?

A:	The Board of Directors of Reed’s is soliciting your vote at the 2007 Annual Meeting of Stockholders.

Q:	What is the purpose of the Annual Meeting?

A:	You will be voting on three proposals:

•	To elect five nominees to the Board of Directors.

•	To vote upon an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock to 19,500,000 shares.

•	To approve the Reed’s 2007 Plan and to reserve up to 1,500,000 shares of common stock for issuance under the 2007 Plan.

We will also consider any other business that may properly come before the meeting.

Q:	What is the Board of Directors’ recommendations?

A:	The Board of Directors recommends a vote:

•	FOR the election of the five nominees to the Board of Directors.

•	FOR the increase of the authorized number of shares of common stock to 19,500,000 shares.

•	FOR the approval of the Reed’s 2007 Plan and to reserve up to 1,500,000 shares of common stock for issuance under the 2007 Plan.

Q:	Who is entitled to vote at the Annual Meeting?

A:
The Board of Directors set September __, 2007 as the record date for the Annual Meeting (the “record date”). All stockholders who owned Reed’s common stock at the close of business on September __, 2007 may attend and vote at the Annual Meeting. We have 55,540 outstanding shares of Series A preferred stock which do not have voting rights on any matters, including, without limitation, the election of directors. However, so long as any shares of Series A preferred stock are outstanding, we will not, without first obtaining the approval of at least a majority of the holders of the Series A preferred stock: (i) amend our certificate of incorporation or bylaws in any manner which adversely affects the rights of the Series A preferred stockholders, or (ii) authorize or issue any equity security having a preference over the Series A preferred stock with respect to an equity security other than any senior preferred stock. The Board of

Directors does not believe that we will have to obtain the approval of the holders of the Series A preferred stock with respect to any of the proposals set forth in this proxy statement.

Christopher J. Reed, our President, a Chief Executive Officer and Chief Financial Officer, beneficially holds approximately 36.69% of our outstanding common stock. Consequently, Mr. Reed, as our principal stockholder, has the power to have significant control over the outcome of any such vote or any other matter, on which the stockholders may vote.

Q:	How many votes do I have?

A:
You will have one vote for each share of Reed’s common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and beneficial owner?

A:
Many stockholders of Reed’s hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with Reed’s transfer agent, Transfer On-Line, Inc., Portland, Oregon, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Reed’s. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q.	How do I vote?

A.
Your vote is important. You may vote by mail or by attending the Annual Meeting and voting by ballot. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to our transfer agent, Transfer On-Line, Inc., Portland, Oregon, in the postage-paid envelope provided.

Submitting your completed proxy card will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

Q.	How many votes can be cast by all stockholders?

A.	Each share of Reed’s common stock is entitled to one vote. There is no cumulative voting. We had 8,721,045 shares of common stock outstanding and entitled to vote on the record date.

Q:	How many votes must be present to hold the Annual Meeting?

A:
A majority of Reed’s outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	How are the voting are the requirements with respect to each of the proposals?

A:
Proposal 1 - Election of Directors. Directors are elected by a plurality of the votes cast. This means that the five individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Proposal 2 - Amendment to Certificate of Incorporation to Increase the Number Authorized Shares of Common Stock. The affirmative vote of a majority of the shares of common stock issued and outstanding as of the record date is required to approve the proposal to increase the number of authorized shares of common stock to 19,500,000 shares.

Proposal 3 - Approval of the Reed’s2007 Stock Incentive Award Plan. To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Q:	What if I do not vote for the items listed on my proxy card?

A:
If you hold shares in your name and you return your signed proxy card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. With respect to any other matter that properly comes before the meeting, the proxyholders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors. As a result:

•	Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal 1 (election of directors) because that proposal involves matters that are considered routine.

•
Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal 2 (proposal to increase the authorized number of shares of common stock) and Proposal 3 (approval of the Reed’s 2007 Stock Incentive Award Plan), because they involve matters that are considered non-routine.

As the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker will turn in a proxy card for uninstructed shares that votes “FOR” the election of directors, but expressly states that the broker is NOT voting on the remaining proposals. The votes with respect to the remaining proposals in this case are referred to as “broker non-votes.” In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non- votes will not otherwise affect the outcome of any matter being voted on at the annual meeting, except that with respect to Proposal 2, which requires the affirmative vote of a majority of the issued and outstanding shares of common stock issued and outstanding as of the record date for approval, broker non-votes will effectively count as votes against such proposal.

Q:	Can I change or revoke my vote after I return my proxy card?

A:
Yes. Even if you sign the proxy card in the form accompanying this proxy statement, you retain the power to revoke your proxy. You can revoke your proxy at any time before it is exercised by giving written notice to the Secretary of Reed’s, Inc. specifying such revocation.

Q:	What does it mean if I receive more than one proxy?

A:	It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend.

Q:	What do I need to bring to the Annual Meeting and when should I arrive?

A:
In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of Reed’s common stock on the record date. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a stockholder must present the proxy card, properly executed, to be admitted. Stockholders and proxyholders must also present a form of photo identification such as a driver’s license.

The Annual Meeting will be held at our corporate offices located at 13000 South Spring Street, Los Angeles, California 90061. Admission to the Annual Meeting will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 10:00 a.m., we recommend you arrive early.

Q:	Who pays for the proxy solicitation and how will Reed’s solicit votes?

A:
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Q:	How can I obtain a copy of Reed’s 2006 Annual Report on Form 10-KSB?

A:
A copy of our 2006 Annual Report is being mailed with this proxy statement to each stockholder of record. Stockholders not receiving a copy of the annual report may obtain one without charge. Our Annual Report on Form 10-KSB is also accessible through our website at www.reedsgingerbrew.com. Requests and inquiries should be addressed to: Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, Attn: Corporate Secretary.

Q:	Is a list of stockholders available?

A:
The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at the Annual Meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 13000 South Spring Street, Los Angeles, California 90061. Please contact Reed’s Secretary to make arrangements.

Q:	How do I find out the voting results?

A:
Preliminary voting results will be announced at the Annual Meeting, and the final voting results will be published in our Quarterly Report on Form 10-QSB for the quarter ending September 30, 2007, which we will file with the Securities and Exchange Commission (“SEC”).

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our Board of Directors is presently composed of five members. Each director serves a one-year term, as described below, with all directors subject to annual election. All of the nominees listed below currently serve on our Board of Directors and all of the nominees were recommended for re-election by the Nominating and Governance Committee of our Board of Directors for the term beginning as of the 2007 Annual Meeting of Stockholders on October __, 2007, and to serve until the 2008 Annual Meeting or until their successors are duly elected and qualified.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a one year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced. The Board of Directors has no reason to believe that any of our nominees will be unwilling or unable to serve if elected as a director.

Holders of our common stock are entitled to one vote per share on all matters requiring a vote of stockholders, including the election of directors. We are a Delaware corporation and our certificate of incorporation does not provide for cumulative voting. However, we may be subject to section 2115 of the California Corporations Code. Section 2115 provides that, regardless of a company's legal domicile, specified provisions of California corporations law will apply to that company if the company meets requirements relating to its property, payroll and sales in California and if more than one-half of its outstanding voting securities are held of record by persons having addresses in California, and such company is not listed on certain national securities exchanges or on the Nasdaq National Market. Among other things, section 2115 may limit our ability to elect a classified board of directors and requires cumulative voting in the election of directors. Cumulative voting is a voting scheme which allows minority stockholders a greater opportunity to have board representation by allowing those stockholders to have a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled and to “cumulate” those votes for one or more director nominees. Generally, cumulative voting allows minority stockholders the possibility of board representation on a percentage basis equal to their stock holding, where under straight voting those stockholders may receive less or no board representation. The Supreme Court of Delaware has recently ruled, on an issue unrelated to voting for directors, that section 2115 is an unconstitutional exception to the “internal affairs doctrine” that requires the law of the incorporating state to govern disputes involving a corporation’s internal affairs, and is therefore inapplicable to Delaware corporations. The California Supreme Court has not definitively ruled on section 2115, although certain lower courts of appeal have upheld section 2115. As a result, there is a conflict as to whether section 2115 applies to Delaware corporations. Pending the resolution of these conflicts, we will not elect directors by cumulative voting.

There are no arrangements or understandings between Reed’s and any person pursuant to which such person has been elected as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position Held with Reed’s

Christopher J. Reed	48	President, Chief Executive Officer,
		Chief Financial Officer and Chairman
		of the Board

Judy Holloway Reed	47	Secretary and Director

Mark Harris	50	Director

Dr. D.S.J. Muffoletto, N.D.	52	Director

Michael Fischman	51	Director

Business Experience of Nominees

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President, Chief Executive Officer and Chief Financial Officer since our incorporation in 1991. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004, our Secretary since October 1996 and our Director of Office Operations and Staff Management since June 2004. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President, Chief Executive Officer and Chief Financial Officer.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Dr. Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors since April 2005. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has been chief executive officer of Its Your Earth, a natural products marketing company since June 2004. From 2003 to 2005, Dr. Muffoletto worked as sales and marketing director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelors of Arts degree in Government and Communications from the University of Baltimore in 1977, and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has been President and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization at which he has coordinated over 200 personal development instructors since 1997. Among Mr. Fischman’s personal development clients are the World Bank, Royal Dutch Shell, the United Nations, the US Department of Probation, the Washington, D.C. Police Department, and Rotary Clubs International.

Our Executive Officers

The following table sets forth information concerning our executive officers:

Name	Age	Position Held with Reed’s

Thierry Foucaut	42	Chief Operating Officer

Rory Ahearn	56	Senior Vice President - Sales

Neal Cohane	47	Vice President - Sales

Robert T. Reed, Jr.	51	Vice President and National Sales Manager - Mainstream

Eric Scheffer	39	Vice President and National Sales Manager - Natural Foods

Robert Lyon	57	Vice President Sales - Special Projects

Thierry Foucaut. has been our Chief Operating Officer since May 2007. Prior to joining us, Mr. Foucaut worked for six years as Chief Operating Officer of Village Imports, a $30 million specialty foods and beverage distributor in California, where he created and launched a line of sparkling lemonades and managed the company¹s operations including multiple warehouses and fleets of DSD delivery trucks. Mr. Foucaut spent 2000 with Eve.com, a leading San Francisco website specializing in retail sales of high end cosmetics. Mr. Foucaut worked for L¹Oréal Paris from 1994 through 1999 with growing marketing and sales responsibilities, including Product Manager from September 1994 to May 1996, South Europe Marketing Coordinator from June 1996 to July 1998 and Duty Free Key Account Executive from July 1998 to December 1999, managing large airport and airline clients over several European countries. He earned a Master of Science degree from Ecole Centrale Paris in 1988, and an MBA from Harvard Business School in 1994.

Rory Ahearn has been our Senior Vice President of Sales since August 2007. He has had approximately 30 years of experience in the beverage industry. He most recently served as the Director of Sales, Eastern Business Unit, for Red Bull North America. In his seven years with Red Bull, Mr. Ahearn was responsible for building a distributor network from New York to Virginia, as well as selecting, training and managing an on and off premise sales force in excess of 50 persons. In addition, he managed the brand’s expansion into the national account segment in grocery, convenience, club, drug and non traditional channels. From 1998 through June 2000, Mr. Ahearn was the Northeast Regional Marketing Manager for Heineken USA and was responsible for channel programming in the off and on premise segments, with a particular emphasis on channel grocery and convenience in the Northeast markets. Mr. Ahearn spearheaded programming in the sports marketing area with the Boston Bruins, and conducted significant work in marketing to the Hispanic community. From 1987 to 1988, Mr. Ahearn held various executive positions with the Coors Distributing Company of New York. Mr. Ahearn managed both the distribution centers, as well as the on and off premise sales teams. Mr. Ahearn began his career in the beverage business while employed at Joyce Beverages, in Forestville, Maryland and Norwalk, Connecticut, as a route salesman. Mr. Ahearn is a graduate of Pace University, Pleasantville New York with B.A. degree in Communications.

Neal Cohane has been our Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. During his tenure as Vice President of Sales, Eastern Region, Mr. Cohane managed a team of approximately 35 employees and an independent network of approximately 100 distributors to drive increased category sales volume and market share. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

Robert T. Reed Jr. has been our Vice President and National Sales Manager - Mainstream since January 2004. Prior to joining us, Mr. Reed was employed with SunGard Availability Services from 1987 through 2003. He started with SunGard as an Account Manager. Over the years, Mr. Reed earned promotions to Director of Sales in 1989, Vice President of Sales in 1992 and Senior Vice President of Sales in 1997. In March 2000, Mr. Reed was appointed President of SunGard eSourcing, a subsidiary of SunGard Availability Services, with annual revenue in excess of $70 million and over 300 employees. He earned a Bachelors of Science degree in Business and Finance from Mount Saint Mary’s University in 1977. Mr. Reed is the brother of Christopher J. Reed, our Chairman, President, Chief Executive Officer and Chief Financial Officer.

Eric Scheffer has been our Vice President and National Sales Manager - Natural Foods since May 2001. From September 2000 to May 2001, Mr. Scheffer worked as Vice President of Sales for Rachel Perry Natural Cosmetics. Mr. Scheffer was national sales manager at Earth Science, Inc. from January 1999 to September 2000, where he managed the United States and Canadian outside sales force. Mr. Scheffer was national sales manager at USA Nutritionals from June 1997 to January 1999, where he led a successful effort bridging their marketing from natural foods to mainstream stores. He worked for Vita Source as Western sales manager from May 1994 to June 1997 and was their first sales representative.

Robert Lyon has been our Vice President Sales - Special Projects since June 2002. In that capacity, Mr. Lyon directs our Southern California direct sales and distribution program in mainstream markets. Over the past five years, Mr. Lyon also has operated an organic rosemary farm in Malibu, California, selling bulk to re-packagers. In the 1980s and 1990s, Mr. Lyon operated a successful water taxi service with 20 employees and eight vessels of his own design. He also built the national sales team for a jewelry company, Iberia, from 1982 through 1987. Mr. Lyon holds several U.S. patents. He earned a Business Degree from Northwestern Michigan University in 1969.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004, our Secretary since October 1996 and our Director of Office Operations and Staff Management since June 2004. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President, Chief Executive Officer and Chief Financial Officer. Other than the relationships of Christopher J. Reed, Judy Holloway Reed, and Robert T. Reed, Jr., none of our directors or executive officers are related to one another.

Currently our Chief Executive Officer, Christopher J. Reed, serves as our Chief Financial Officer. Mr. Reed does not have any formal financial training as a Chief Financial Officer. During the next 12 months, we intend to hire a Chief Financial Officer. In addition, we intend to hire a Distribution Manager with extensive experience in the beverage arena and with specific experience in setting up a regional distributor network.

Vote Required

Directors are elected by a plurality of the votes cast. This means that the five individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the election of the five nominees to the Board of Directors.

PROPOSAL NO. 2

INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

General

Our current certificate of incorporation authorizes the issuance of up to 11,500,000 shares of common stock, par value $0.0001 per share and 500,000 of preferred stock, par value $10.00 per share. The Board of Directors has adopted a resolution authorizing the necessary amendment to our certificate of incorporation to increase the authorized number of shares of our common stock, subject to stockholder approval. The Board of Directors believes that the proposed amendment will provide certain long-term advantages to our stockholders. This Proposal 2 seeks the approval of our stockholders to increase the authorized number of shares of common stock to 19,500,000 shares, par value $0.0001 per share.

As of September __, 2007, we had issued and outstanding 8,721,045 shares of common stock, 222,160 shares of common stock reserved for issuance underlying the 55,540 issued and outstanding shares of Series A preferred stock (calculated as of the Record Date), 1,668,236 shares of common stock reserved for issuance underlying currently issued and outstanding warrants, 747,500 shares of common stock reserved for issuance underlying currently issued and outstanding options. We currently have 31,059 shares of common stock reserved for future issuances to issue shares of common stock, other than pursuant to shares of common stock underlying our outstanding Series A preferred stock, options and warrants and equity plans. We also intend to reserve 1,500,000 shares of common stock for issuance underlying our proposed 2007 Stock Incentive Award Plan which is to be voted upon at the Meeting. The Board of Directors has approved an increase in the authorized number of shares of common stock to 19,500,000 shares in order to cover potential issuances of common stock underlying our outstanding Series A preferred stock, options and warrants, to facilitate our ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options as incentive compensation for such persons, by authorizing the issuance of additional securities for purposes of effectuating such transactions. See “Proposal 3 - Approval of our 2007 Stock Incentive Award Plan.”

In the event that the stockholders approve this Proposal 2 (and the proposal relating to out 2007 Stock Incentive Award Plan), the authorized number of shares of common stock will increase from to 11,500,000 shares to 19,500,000 shares and we will have 6,531,059 shares of common stock not reserved for specific use and available for future issuances.

Purpose and Background of the Increase in Authorized Shares

We are proposing to increase the total number of our authorized shares of common stock to 19,500,000 shares so that we will have sufficient authorized but unissued common stock to permit the exercise of all of our currently outstanding securities, and, in addition, enable us to respond quickly to opportunities to raise capital in private placements and issue shares in business combinations. Based on the approximately 31,059 shares of common stock that are currently either outstanding or reserved for future issuance, the Board of Directors has determined that the number of unreserved shares of common stock presently available for issuance is not sufficient to provide for future contingencies.

The additional authorized shares may be used for any proper corporate purpose approved by our Board of Directors without further action by stockholders, unless required by law, regulation or the rules of any stock exchange or quotation system on which the common stock may be listed or quoted in the future, if at all. Stockholder approval requirements may apply in the case of certain transactions, such as business combination transactions or the adoption of employee benefit plans. If any such shares are to be issued in connection with potential business transactions that independently require stockholder approval, such approval will be sought at the appropriate time. The availability of additional authorized shares will enable our Board of Directors to act with flexibility and dispatch when favorable opportunities arise to enhance our capital structure. Additional shares may be issued in connection with, among other things, the sale of stock to obtain additional funding, the purchase of property, the acquisition or merger of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes.

We believe that the proposed increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein. We reserve the right to seek a further increase in authorized shares from time to time in the future as we consider appropriate.

Effect on Outstanding Common Stock and Series A Preferred Stock

The additional shares of common stock authorized by the proposed amendment would have the same privileges as the shares of common stock currently authorized and issued. Stockholders do not have preemptive rights under our certificate of incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of common stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution. The proposed increase in the authorized number of shares of common stock will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock or Series A preferred stock.

Potential Anti-Takeover Effect

The proposed amendment to increase the number of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of us. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our charter documents do not permit cumulative voting, which may make it more difficult for a third party to gain control of our Board of Directors. Further, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit us from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change of control or management. Other than the application of Section 203, we do not have any existing provisions of our Certificate of Incorporation or Bylaws, or other present arrangements, agreements or understandings which could be deemed to have material anti-takeover effects.

This Proposal 2 is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person. We have no present plans to implement or propose any additional measures or Bylaws having anti-takeover effects.

Vote Required

Under our certificate of incorporation and Delaware law, this Proposal 2 to increase the authorized number of shares of common stock in our certificate of incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote “FOR” to this proposal to increase the authorized number of shares of common stock.

PROPOSAL NO. 3

APPROVAL OF REED’S 2007 STOCK INCENTIVE AWARD PLAN

2007 Stock Incentive Award Plan

Management believes that the 2007 Stock Incentive Award Plan (the “2007 Plan”) is a key component of its total compensation package used to attract, retain, motivate, and reward employees, directors, and certain select service providers, as well as to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of our goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees, directors and select service providers who participate in the 2007 Plan and our stockholders. The 2007 Plan was approved by the Board of Directors upon the recommendation of the Compensation Committee August 22, 2007.

The 2007 Plan is subject to approval by our stockholders, in accordance with applicable law. The description herein is a summary of the 2007 Plan and is subject to and qualified by the complete text of the 2007 Plan, which is set forth on Appendix A. We believe that the use of share-based benefits as part of our compensation package is of great importance in promoting our growth and continued success and is thus of substantial benefit to our stockholders and us.

The 2007 Plan reserves 1,500,000 shares of common stock for issuance.

We are seeking stockholder approval of the 2007 Plan because we believe the flexibility it provides us will help us achieve our goal of promoting our long-term growth and profitability by enabling us to attract, retain and reward key employees and therefore align the interests of those employees with those of our stockholders. Without the adoption of the 2007 Plan, we would not have the flexibility to make certain equity-based awards to our key employees and would be greatly disadvantaged in attracting and retaining key employees.

Summary of the 2007 Plan

The purpose of the 2007 Plan is to promote our long-term growth and profitability by enabling us to attract, retain and reward key employees, officers, directors, and consultants, and to strengthen the common interests of such employees, officers, directors, and consultants and our stockholders by offering additional compensation to key individuals’ for their services in the form of equity or equity-based incentives. Our key employees, directors, officers, and consultants will be eligible to participate in the 2007 Plan.

The Compensation Committee will administer the 2007 Plan and determine who receives awards, the type and amount of awards, the consideration, if any, to be paid for awards, the timing of awards and the terms and conditions of awards. Under the 2007 Plan, the Compensation Committee may delegate its responsibilities as to the selection of and grant of awards to employees who are not executive officers or, subject to Section 16 of the Securities Exchange Act of 1934, to our management in a manner consistent with applicable law. The Compensation Committee will have the authority and power to adopt, alter and repeal such rules, guidelines and practices governing the 2007 Plan as it considers advisable and to interpret the terms and provisions of the 2007 Plan and any award issued under the 2007 Plan, in its sole discretion. The Compensation Committee may modify, suspend or terminate the 2007 Plan as long as it does not impair the rights thereunder of any participant.

The Compensation Committee may grant stock options that (i) qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) do not qualify as incentive stock options, or (iii) both. To qualify as an incentive stock option, an option must meet certain requirements set forth in the Code. Options are evidenced by a stock option agreement in the form approved by the Compensation Committee. In addition, the Compensation Committee may make grants of restricted stock, stock appreciation rights, stock units, and other share-based awards, in tandem or individually, or in any combination thereof, all of which must be granted under individual award agreements which must be acknowledged to and accepted by the recipient of such awards.

Stock options will be exercisable and any restricted stock, stock appreciation rights, stock units, or other stock-based grants will vest at such time or times as the Compensation Committee determines at the time of grant. In general, restricted common shares are non-transferable prior to vesting. Additionally, if any stock option or restricted common share grant is exercisable or becomes vested only in installments or after specified exercise dates, the Compensation Committee may waive such exercise provisions and accelerate any exercise date based on such factors as the Compensation Committee shall determine in its sole discretion. No consideration will be received by us for the granting of stock options or restricted stock grants.

The exercise price of a stock option granted under the 2007 Plan may not be less than 100% of the fair market value of our common stock on the date the stock option is granted, except that with respect to an incentive stock option, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant for participants who, on the date of grant, own more than 10% of the total combined voting power of all classes of our capital stock.

The term of each stock option will be fixed by the Compensation Committee and may not exceed ten years from the date the stock option is granted, except that the term for incentive stock options may not exceed five years for participants who, on the date of grant, own more than 10% of the total combined voting power of all classes of our capital stock.

No participant in the 2007 Plan may be granted stock options, restricted stock grants or other stock awards in any calendar year for more than 75,000 shares of our common stock.

In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in our corporate structure affecting the shares, an adjustment or substitution may be made as approved by the Compensation Committee in accordance with applicable law.

The 2007 Plan will not be qualified under Section 401(a) of the Code and will not be subject to the provisions of the Employee Retirement Income Security Act of 1974. The 2007 Plan is intended to comply with Code Section 409A. To the extent an award under the 2007 Plan is determined to provided for a deferral of compensation (as determined under Code Section 409A), then any payment or distribution made in accordance with such award to or on behalf of a “specified employee” (as such term is defined under Code Section 409A) upon said employee’s “separation from service” (as defined under Code Section 409A), shall be delayed for six months following the specified employee’s separation from service.

In the event there is a corporate transaction (as defined in the 2007 Plan) in which equity awards under the 2007 Plan are not assumed, then fifteen days prior to the corporate transaction, any stock options and stock appreciation rights that are outstanding shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Alternatively, the Compensation Committee may elect, in its sole discretion, to cancel any outstanding awards of stock options, restricted stock, stock units, stock appreciation rights, and other stock-based awards, and pay or deliver (or cause to be paid or delivered) to the holder of such equity awards an amount of cash or securities, as determined by the Compensation Committee in good faith and in accordance with the provisions of the 2007 Plan.

To the extent the Company establishes a fifteen-day exercise window in connection with a corporate transaction, any exercise of an equity award will be valid subject to consummation of the relevant corporate transaction. The 2007 Plan and any unexercised awards that had been subject to the fifteen-day exercise window shall immediately terminate upon consummation of the relevant corporation transaction.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2007 Plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all participants to consult their own tax advisors concerning the tax implications of awards granted under the 2007 Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

For stock grant awards, unless vested or the participant elects to be taxed at the time of grant, the participant will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time an award of stock units is granted. When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash received less the amount paid for such stock units (if any).

If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award is subject to withholding taxes (not applicable to incentive stock options) and we are allowed a tax deduction equal to the amount of ordinary income recognized by the participant; however, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our principal executive officer and to each of our three highest compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the stockholders. The 2007 Plan is structured with the intention that the Compensation Committee will have the discretion to make awards under the 2007 Plan that would qualify as “performance-based compensation” and be deductible. We have limited the maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year to 75,000 shares. We are seeking stockholder approval of the 2007 Plan to comply with Code Section 162(m).

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to authorize the 2007 Plan.

CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board of Directors also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Director Independence

The Board of Directors has determined that three members of our Board of Directors, Mr. Harris, Dr. Muffoletto and Mr. Fischman, are independent under the revised listing standards of The Nasdaq Stock Market, Inc. We intend to maintain at least two independent directors on our Board of Directors in the future.

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. These committees were formed in January 2007.

US EURO Securities, Inc., the lead underwriter in our initial public offering, will have the right to designate an observer to our board of directors and each of its committees through the period ending December 12, 2011.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman. Dr. Muffoletto serves as Chairman of the Audit Committee. The Board of Directors has determined that the three members of the Audit Committee are independent under the rules of the SEC and the Nasdaq National Market and that Dr. Muffoletto qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the SEC and the Nasdaq National Market.

Compensation Committee. Our Compensation Committee assists our Board of Directors in determining and developing plans for the compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman. The Board of Directors has determined that all of the members of the Compensation Committee are independent under the rules of the Nasdaq National Market. Our Board of Directors has adopted a written charter for the Compensation Committee.

Nominations and Governance Committee. Our Nominations and Governance Committee assists the Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board of Directors; and

•	evaluating and recommending candidates for election to our Board of Directors.

Our Nominations and Governance Committee is comprised of Dr. Muffoletto and Mr. Fischman. The Board of Directors has determined that all of the members of the Nominations and Governance Committee are independent under the rules of the Nasdaq National Market. Our Board of Directors has adopted a written charter for the Nominations and Corporate Governance Committee.

Stockholder Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that Reed’s, Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with Reed’s, Inc. management and Weinberg & Company, P.A. the audited financial statements of Reed’s, Inc. contained in Reed’s, Inc.’s Annual Report on Form 10-KSB for the 2006 fiscal year. The Audit Committee has also discussed with Weinberg & Company, P.A. the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of Reed’s, Inc.’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from Weinberg & Company, P.A. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Weinberg & Company, P.A. its independence from Reed’s, Inc.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Reed’s, Inc.’s Annual Report on Form 10-KSB for its 2006 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Dr. D.S.J. Muffoletto, N.D. (Chairman)
Mark Harris
Michael Fischman

Dated: April 10, 2007

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects, as of September __, 2007, the beneficial common stock ownership of: (a) each of our directors, (b) each named executive officer, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our directors and executive officers as a group.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each director and listed executive officer is 13000 South Spring Street, Los Angeles, California 90061.

Name of Beneficial Owner	Number of Shares	Percentage of Shares
	Beneficially Owned	Beneficially Owned (1)
Directors and Named Executive Officers
Christopher J. Reed (2)	3,200,000	36.69
Judy Holloway Reed (2)	3,200,000	36.69
Mark Harris (3)	4,319	*
Dr. Daniel S.J. Muffoletto, N.D	0	0
Michael Fischman	0	0
Directors and executive officers as a group (11 persons)	3,732,101	41.61
5% or greater stockholders
Joseph Grace	500,000	5.74
Alma and Gabriel Elias (5)	1,318,724	14.70
____________

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of September __, 2007, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 8,721,045 shares of common stock outstanding as of September __, 2007.

(2)
Christopher J. Reed and Judy Holloway Reed are husband and wife. The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares. These shares have been pledged as collateral to Robert T. Reed, Jr. to secure a pledge of Mr. Reed of his shares as collateral for a line of credit extended to us.

(3)
Consists of: (i) 319 shares of common stock, and (ii) 4,000 shares of common stock, which can be converted at any time from 1,000 shares of Series A preferred stock. The address for Mr. Harris is 160 Barranca Road, Newbury Park, California 91320.

(4)
Includes three executive officers (including Robert T. Reed, Jr., our Executive Vice-President and National Sales Manager - Mainstream (282,282 shares of common stock, options exercisable into 50,000 shares of common stock, and 60,000 shares of common stock, which can be converted at any time from 15,000 shares of Series A preferred stock), Robert Lyon, our Vice President Sales - Special Projects (options to purchase up to 60,000 shares) and Eric Scheffer, our Vice President and National Sales Manager - Natural Foods (500 shares and options to purchase up to 75,000 shares)) who beneficially own in the aggregate of 527,782 shares of common stock. Does not include options to purchase up to 310,000 shares of common stock which vest in portions through the period ending December 2010.

(5)
Elias Family Charitable Trust, Alma and Gabriel Elias JTWROS and Wholesale Realtors Supply may be deemed to be affiliates of each other for purposes of calculating beneficial ownership of their securities in this table. The registered ownership of such stockholders is as follows: (a) Elias Family Charitable Trust (25,500 shares of common stock and warrants to purchase up to 10,000 shares of common stock), (b) Alma and Gabriel Elias JTWROS (376,000 shares of common stock and warrants to purchase up to 157,528 shares of common stock), and (c) Wholesale Realtors Supply (666,363 shares of common stock and warrants to purchase up to 83,333 shares of common stock).

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation of certain of our executive officers, including our Chief Executive Officer and all other executive officers, or the Named Executive Officers, whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 2006 and 2005:

							Non-
						Non-Equity	Qualified
						Incentive	Deferred
Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Christopher J.	2006	$150,00	0	0	0	0	0	0	$150,000
Reed, Chief		0
Executive Officer
	2005	$150,00	0	0	0	0	0	0	$150,000
		0

None of our other employees received total compensation in excess of $100,000 during the years ended December 31, 2005 and 2006.

Option/SAR Grants to Executive Officers

No Named Executive Officers has received or exercised any stock awards, stock options or SARs during 2006, or otherwise were the beneficial owners of any stock awards, stock options or SARs at December 31, 2006.

Director Compensation

Prior to the fourth quarter of 2006, we did not pay any compensation to our non-employee directors for their attendance at board meetings. During the fourth quarter of 2006, we began a policy of compensating our non-employee directors for their services. We pay each director, with the exception of Christopher J. Reed, $75.00 for each resolution submitted to the board of directors. During the year ended December 31, 2006, we paid each of our directors, other than Christopher J. Reed, an aggregate of $300 for their services on our Board of Directors.

Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of our board of directors and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

Employment Agreements

We have entered into an at-will employment agreement with Thierry Foucaut, our Chief Operating Officer, which provides for an annualized salary of approximately $260,000 per year. In addition, we have granted Mr. Foucaut options to purchase up to 50,000 shares of common stock which vest over a three year period ending in 2010. Further, we have entered into an at-will employment agreement with Neal Cohane, our Vice President of  Sales, which provides for an annualized salary of approximately $180,000 per year. In addition, we have granted Mr. Cohane options to purchase up to 75,000 shares of common stock which vest over a three year period ending in 2010.

Except as set forth above, there are no written employment agreements with any of our officers or key employees, including Christopher J. Reed. We do not have any agreements which provide for severance upon termination of employment, whether in context of a change of control or not.

2001 Stock Option Plan

Pursuant to our 2001 Stock Option Plan (the “2001 Plan”), we are authorized to issue options to purchase up to 500,000 shares of common stock. As of September __, 2007, 500,000 options have been issued under the 2001 Plan, of which 206,000 options have vested. On August 28, 2001, our board of directors adopted the 2001 Plan and the 2001 Plan was approved by our stockholders.

The 2001 Plan permits the grant of options to our employees, directors and consultants. The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified stock options.” The primary difference between “incentive stock options” and “non-qualified stock options” is that once an option is exercised, the stock received under an “incentive stock option” has the potential of being taxed at the more favorable long-term capital gains rate, while stock received by exercising a “non-qualified stock option” is taxed according to the ordinary income tax rate schedule.

The 2001 Plan is currently administered by the board of directors. The board of directors has full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options, including vesting provisions.

The exercise price of an option granted under the 2001 Plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant. Options may not be granted under the 2001 Plan on or after the tenth anniversary of the adoption of the 2001 Plan. Incentive stock options granted to a person owning more than 10% of the voting power of the common stock cannot be exercisable for more than five years.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the board of directors may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the 2001 Plan administrator.

If an optionee ceases to be an employee, director, or consultant with us, other than by reason of death, disability, or retirement, all vested options may be exercised within three months following such event. However, if an optionee’s employment or consulting relationship with us terminates for cause, or if a director of ours is removed for cause, all unexercised options will terminate immediately. If an optionee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the 2001 Plan after ten years following the earlier of the date the 2001 Plan was adopted by the Board of Directors or the date the 2001 Plan was approved by our stockholders.

Limitation on Liability and Indemnification of Directors and Officers

Our amended certificate of incorporation provides that, to the fullest extent permitted by Delaware law, as it may be amended from time to time, none of our directors will be personally liable to us or our stockholders for monetary damages resulting from a breach of fiduciary duty as a director.

Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	Any breach of their duty of loyalty to our company or our stockholders.

•	Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.

•	Unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

•	Any transaction from which the director derived an improper personal benefit.

Our amended certificate of incorporation also provides discretionary indemnification for the benefit of our directors, officers, and employees, to the fullest extent permitted by Delaware law, as it may be amended from time to time. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors or officers, or persons controlling us, pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Pursuant to our amended bylaws, we are required to indemnify our directors, officers, employees and agents, and we have the discretion to advance his or her related expenses, to the fullest extent permitted by law.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We had three loans payable to Robert T. Reed, Sr., the father of our founder, President and Chief Executive Officer, Christopher J. Reed, in the aggregate principal amount of $252,358. These loans were made at various times between 1991 and 2003.

In November and December 2006, we issued an aggregate of 131,544 shares of common stock to Robert T. Reed, Sr., with respect to the conversion of an aggregate of $263,089 of the obligations, including $177,710 of principal and $85,379 of accrued interest, on such notes. In addition, we repaid $74,648 of principal and $25,625 of accrued interest, on the balance of such notes.

We had issued warrants to Mr. Reed to purchase up to 262,500 shares at $0.02 for his work in 1991 in helping the start up of our company. The original term of the warrants was until December 31, 1997. We extended the term of these warrants twice, once to December 31, 2000 and again to June 1, 2005. These extensions were granted in consideration of the extensions Mr. Reed had granted us on the repayment of his various loans made to us. These warrants were exercised in full on May 31, 2005.

In September 2004, Robert T. Reed Jr., our Vice President and National Sales Manager - Mainstream and a brother of Christopher J. Reed, pledged certain securities (which do not include any of our securities which are owned by Mr. Reed) in his personal securities account on deposit with Merrill Lynch as collateral for repayment of our line of credit. The amount of the line of credit is based on a percentage value of such securities. At December 31, 2006, the outstanding balance on the line of credit was $-0-, and there was approximately $701,000 available under the line of credit. The line of credit bears interest at a rate of 3.785% per annum plus LIBOR (9.1% as of December 31, 2006). In consideration for Mr. Reed’s pledging his stock account at Merrill Lynch as collateral, we have agreed to pay Mr. Reed 5% per annum of the amount we borrow from Merrill Lynch, as a loan fee. During the years ended December 31, 2006 and 2005, we paid Mr. Reed $28,125 and $15,250, respectively, under this agreement. In addition, Christopher J. Reed has pledged all of his shares of common stock to Robert T. Reed, Jr. as collateral for the shares pledged by Robert T. Reed, Jr. No payments were required to be made to pay Mr. Reed from January 1, 2007 through June 30, 2007 under this agreement.

We believe that the terms of each of the foregoing transactions were as favorable to us as the terms that would have been available to us from unaffiliated parties.

Beginning in January 2000, we extended an interest-free line of credit to one of our consultants, Peter Sharma, III who was a member of our board until January 27, 2006. In July 2005, a repayment schedule began at $1,000 per month and was to end with a balloon payment for the remaining balance, due on December 31, 2007. As of December 31, 2005, management chose to reserve the entire amount of the outstanding balance of $124,210. Management is pursuing collection efforts. Mr. Sharma was a registered representative of Brookstreet Securities Corporation until May 4, 2006. Brookstreet was one of the underwriters in our initial public offering. Mr. Sharma received compensation of approximately $28,000 through his former relationship with Brookstreet.

At the time of each of the transactions listed above, except for the loan in October 2003 from Robert T. Reed, Sr., we did not have any independent directors to ratify such transactions.

In 2005, we added three independent directors to our board. We will maintain at least two independent directors on our board in the future. The Board of Directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above. In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

From August 3, 2005 through April 7, 2006, we issued 333,156 shares of common stock in connection with this offering. The shares may have been issued in violation of federal or state securities laws, or both, and may be subject to rescission. On August 12, 2006, we made a rescission offer to all holders of the outstanding shares that we believe are subject to rescission, pursuant to which we offered to repurchase these shares then outstanding from the holders. At the expiration of the rescission offer on September 18, 2006, the rescission offer was accepted by 32 of the offerees to the extent of 28,420 shares for an aggregate of $118,711.57, including statutory interest. This exposure amount was calculated by reference to the acquisition price of $4.00 per share for the common stock in connection with the earlier offering, plus accrued interest at the applicable statutory rate. If the rescission offer had been accepted by all offerees, we would have been required to make an aggregate payment to the holders of these options and shares of up to approximately $1,332,624, plus statutory interest.

We had entered into agreements with Mark Reed and Robert T. Reed, Jr. (the “designated purchasers”) that they would irrevocably commit to purchase up to all of the shares in the rescission offer that are tendered to us for rescission. Each of the designated purchasers is a brother of Christopher J. Reed, our Chief Executive Officer, Chief Financial Officer and the Chairman of the Board of Directors. Robert T. Reed, Jr. also is our Vice President and National Sales Manager - Mainstream and a beneficial owner of approximately 4.44% of our common stock. We assigned to the designated purchasers the right to purchase any rescission shares at 100% of the amount required to pay the rescission price under applicable state law. Mark Reed agreed to purchase all of the rescission shares from stockholders who accepted the rescission offer. The shares that were tendered for rescission were agreed to be purchased by others and not from our funds. The rescission shares, purchased by the designated purchasers in the rescission offer, are deemed to be registered shares for the benefit of the designated purchasers pursuant to the registration statement filed by us relating to the rescission offer under the Securities Act, effective as of the commencement date of the rescission offer without any further action on the part of the designated purchasers. There are no assurances that we will not be subject to penalties or fines relating to these issuances. We believe that the rescission offer provides us with additional meritorious defenses against any future claims relating to these shares. This transaction was ratified by a majority of our independent directors who did not have an interest in the transactions and who had access, at our expense, to our or independent legal counsel.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership and reports of changes in ownership of our equity securities. As of the date of this proxy statement, to our knowledge, based solely on our review of the copies of such reports received by us, we believe that none of the Section 16 reporting persons has timely filed or filed the reports under Section 16(a) of the Exchange Act for the year ended December 31, 2006.

PRINCIPAL AUDITOR FEES AND SERVICES

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2006 and 2005.

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2006 and 2005.

	2006	2005
Audit Fees	$153,000	$144,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$153,000	$144,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Services provided to us by Weinberg with respect to such periods consisted of the audits of our financial statements and limited reviews of the financial statements included in Quarterly Reports on Form 10-QSB. Weinberg also provided services with respect to the filing of our registration statements in 2005 and 2006. Charges by Weinberg with respect to these matters aggregated approximately $153,000 and $144,000, respectively, for the years ended December 31, 2006 and 2005.

Audit Related Fees

Weinberg did not provide any professional services to us with which would relate to “audit related fees.”

Tax Fees

Weinberg did not provide any professional services to us with which would relate to “tax fees.”

All Other Fees

Weinberg did not provide any professional services to us with which would relate to “other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our Proxy Statement and form of Proxy for the 2008 Annual Meeting of Stockholders, must be received by us at our principal executive offices in Los Angeles, California, addressed to our Corporate Secretary, not later than _____________, 2008. With respect to any stockholder proposal not submitted pursuant to Rule 14a-8 and which is not received by us prior to _____________, 2008, the proxyholders shall have discretionary authority to vote against any proposal presented at the 2008 Annual Meeting of Stockholders. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

NO INCORPORATION BY REFERENCE OF CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, the Audit Committee Report is not to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our stockholders.

By Order of the Board of Directors, /s/ Christopher J. Reed Christopher J. Reed President and Chief Executive Officer Reed’s, Inc.

Los Angeles, California
September __, 2007

Appendix A

REED’S, INC.
2007 STOCK INCENTIVE AWARD PLAN

Section 1.	Purpose.

(a)
The purpose of this 2007 Stock Incentive Award Plan (the “Plan”) is to enable Reed’s, Inc. (the “Company”) and its Subsidiaries and Affiliates to attract, retain, motivate, and reward employees, directors, and certain select service providers of the Company and its Subsidiaries and Affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for shareholders by strengthening the mutuality of interests between those employees, directors and select service providers and the Company’s shareholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants. Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Appreciation Rights; (v) Stock Units; and (vi) any combination of the foregoing.

Section 2.	Definitions. The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)	“Affiliate” means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan.

(b)
“Award” means any Option, SAR, Restricted Stock, Stock Unit, or Stock granted as a bonus or in lieu of another award, Dividend Equivalent, or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(c)
“Award Agreement” means any Option Agreement, SAR Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company (or a Subsidiary or Affiliate) grants an Eligible Person an Award.

(d)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(e)	“Board” means the Company’s Board of Directors.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)
“Committee” means the Compensation Committee of the Board or any other committee authorized by the Board to administer the Plan of which the majority of the members are both Outside Directors and Non-Employee Directors.

(h)
“Corporate Transaction” means the occurrence of any of the following: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Covered Employee” means an Eligible Person who is an employee of the Company, a Subsidiary or an Affiliate.

(j)	“Date of Grant” has the meaning set forth in Treasury Regulation Section 1.409A-1.

(k)	“Disability” means a permanent and total disability as defined in Code Section 409A.

(l)
“Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(n)
“Fair Market Value” or “FMV” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee as follows: if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith. Fair Market Value relating to the exercise price or base price of any Option or SAR shall at all times conform to the applicable requirements of Code Section 409A. Notwithstanding any provision of this subsection to the contrary, the Fair Market Value of an Award shall be established by the Committee immediately prior to the grant of such Award.

(o)	“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422.

(p)	“Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act.

(q)	“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(r)	“Option” means a right to purchase Stock granted under Section 6(b).

(s)	“Outside Director” has the meaning set forth in Code Section 162(m).

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(t)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(u)	“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(v)	“Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(w)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(x)	“Stock” means shares of the Company’s Common Stock, no par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.

(y)	“Stock Appreciation Rights” or “SARs” means a right granted to a Participant under Section 6(c).

(z)
“Stock Units” means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period. Stock Units subject to a risk of forfeiture may be designated as “Restricted Stock Units.”

(aa)
“Subsidiary” means any corporation (other than the Company or an Affiliate) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

Section 3.	Administration.

(a)
Authority of the Committee. The Plan shall be administered by the Committee. Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them.

(b)
Composition of the Committee. The Committee shall consist of not less than three directors, all of whom shall be Outside Directors and Non-Employee Directors. Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent that, no Committee exists that has the authority to so administer the Plan.

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. The Committee’s powers and authorities include, without limitation, the sole ability to determine: eligibility criteria for Awards; persons to whom, and the time or times at which, Awards shall be granted; number of shares of Stock to be covered by each Award; interpretation of Plan provisions; amendments, rules, and regulations relating to the Plan; consideration, if any, to be paid for Awards; specific terms and conditions of individual Awards; and Awards that qualify as performance-based compensation under Code Section 162(m). The Committee shall have the power and authority to make all other determinations deemed necessary or advisable for the administration of the Plan.

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(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary or Affiliate, or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee. The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee shall keep minutes of its meetings. The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board. The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary or Affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject to Plan.

(a)
Overall Number of Shares Available. Subject to adjustment as provided under Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 1,500,000. Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure appropriate counting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards), and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan.

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(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 75,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time to those officers, employees and directors of the Company or any Subsidiary or Affiliate who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”). Eligible Persons may include, but shall not necessarily be limited to, employees, officers, and directors of the Company and any Subsidiary or Affiliate; however, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company, a Subsidiary or an Affiliate. The Committee may grant more than one Award to the same Eligible Person. No Award shall be granted to any Eligible Person during any period of time when such Eligible Person is on a leave of absence. Awards to be granted to directors, which may include members of the Committee, must be approved and granted by a majority of the disinterested members of the Board.

(b)
Substitutions/Acquisitions. Holders of awards granted by a company or business acquired by the Company or a Subsidiary or Affiliate, or with which the Company or a Subsidiary or Affiliate combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction. In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan to become subject to the terms and conditions of Code Section 409A.

(c)
Participation. An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee. A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.

Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards. All Awards granted under the Plan, including Awards of any Stock Units, shall be evidenced by individual agreements between the Company (or Subsidiary or Affiliate) and the applicable Eligible Person (an “Award Agreement”). Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6. Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided, that the exercise of such discretion shall in no event cause an Award that is not otherwise subject to the terms and conditions of Code Section 409A to become “subject to the terms and conditions of Code Section 409A” unless otherwise agreed upon between the Company (or Subsidiary or Affiliate) and the Eligible Person; provided further, that, to the extent an Award is subject to the terms and conditions of Code Section 409A, the Committee shall provide the Award in the form and manner required by Code Section 409A, unless otherwise agreed upon by the Company (or Subsidiary or Affiliate) and Eligible Person. For purposes of the Plan, “subject to the terms and conditions of Code Section 409A,” means the applicable Award or compensation subject to said Award provides for a deferral of compensation as determined under Code Section 409A. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Company Law, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

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(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (“Option Agreements”). Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonqualified Stock Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of ten years from the Date of Grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary or Affiliate, or other property), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.

(ii)
Exercise Price. The option price per share of Stock purchasable under a Nonqualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Stock at the Date of Grant in the case of a Participant who at the Date of Grant owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent or subsidiary corporations (as determined under Code Sections 424(d), (e) and (f))).

(iii)
Non-Transferability of Options. No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, or to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

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(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death. Subject to Sections 6(b)(i) and 6(b)(v), if any Participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable. If termination of a Participant’s employment is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of death. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of Option. The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(B)
Termination by Reason of Disability. Subject to Sections 6(b)(i) and 6(b)(v), if a Participant’s employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable. If termination of a Participant’s employment is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of such termination of employment; and if the Participant dies within that two-year period (or such other period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period from the date of that termination of employment. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option. The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(C)
Termination for Cause. Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant’s employment with the Company or any Subsidiary or Affiliate terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment terminates. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option. The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement. Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary or Affiliate) or a Participant’s employment with the Company (or a Subsidiary or Affiliate) terminates for any reason other than death, Disability, or for Cause, all Options held by that Participant shall terminate three months after the date employment terminates. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option. The balance of the Option shall be forfeited.

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(E)
Leave of Absence. In the event a Participant is granted a leave of absence by the Company or any Subsidiary or Affiliate to enter military service or because of sickness, the Participant’s employment with the Company or such Subsidiary or Affiliate will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary or Affiliate during such leave of absence or any extension thereof granted by the Company or such Subsidiary or Affiliate. Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute.

(v)
Incentive Stock Options. Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participant’s authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Code Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any ISO under Code Section 422.

(c)
Stock Appreciation Rights. SARs granted under the Plan shall be evidenced by an agreement (“SAR Agreements”). The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The grant price of each SAR shall be not less than the Fair Market Value of a share of Stock on the Date of Grant of such SAR.

(ii)
Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the Date of Grant. The Committee shall determine at the Date of Grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreements”). The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth on the applicable Restricted Stock Agreement, or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine. Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock. The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)
Stock Units. Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (“Stock Unit Agreement”). The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee. In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter. Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of terminations resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as “Restricted Stock Units” unless otherwise determined by the Committee.

(iii)
Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units, either as a cash deferral or as a number of additional Stock Units with a value equal to the value of the Dividend Equivalents or with such value otherwise deemed reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(f)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company, a Subsidiary or an Affiliate; provided further, that any payment of such Stock as a bonus shall be paid or transferred to the Participant on the March 15 of the calendar year following the calendar year in which the Participant earned the bonus.

(g)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

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Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards. Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” or “renewal,” of a Stock right, as determined under Code Section 409A, so that such Stock rights thereby become subject to the terms and conditions of Code Section 409A. Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is not otherwise subject to the terms and conditions of Code Section 409A becoming subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to subject an Award to Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)	Certain Limitations on Awards to Ensure Compliance with Code Section 409A.

(i)
409A Awards and Deferrals. Other provisions of the Plan notwithstanding, the terms of any “409A Award” (which for this purpose means only such an Award held by a Participant subject to United States federal income tax and which is subject to the terms and conditions of Code Section 409A), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Code Section 409A, and any terms or conditions not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform said Award with Code Section 409A. The following rules will apply to 409A Awards:

(A)
If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be permitted only at times in compliance with Code Section 409A (including transition rules thereunder);

(B)	The Company shall have no authority to accelerate or delay distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A;

(C)
Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a “Separation from Service” within the meaning of Code Section 409A (or at such earlier time preceding a termination of employment that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A);

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(D)
Any distribution of a 409A Award to a “Specified Employee,” as determined under Code Section 409A, after Separation from Service, shall occur at the expiration of the six-month period following said Specified Employee’s Separation from Service. In the case of installment payments, this six-month delay shall not affect the timing of any installment otherwise payable after the six-month delay period;

(E)
In the case of any distribution of a 409A Award, the time and form of payment for such distribution will be specified in the Award Agreement, which will be provided to the Participant in the manner provided for under Code Section 409A; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts;

(ii)
Distribution upon Vesting. In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement, which will be provided to the Participant in the manner provided for under Code Section 409A; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

(iii)
Scope and Application of This Provision. For purposes of the Plan, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and Share Appreciation Rights outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

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(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Share Appreciation Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or Share Appreciation Rights, equal to the product of the number of shares of Stock subject to the Option or Share Appreciation Right (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or Share Appreciation Right Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or Share Appreciation Right during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and Share Appreciation Rights shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options and Share Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices in accordance with the provisions of Sections 5(b) and 10(c).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and Affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and Affiliates and the officers and directors of the Company and its Subsidiaries and Affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company. Accordingly, an Award Agreement may include terms providing for a “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

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Section 10.	General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Paragraph.

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(c)
Effect of Certain Changes. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of Stock reserved for issuance under the Plan, in the number and option price of Stock subject to outstanding Options granted under the Plan, in the number and purchase price of Stock subject to outstanding Award Agreements granted under the Plan, including the number of SARs, the number of shares of Restricted Stock, and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion, but the number of Stock subject to any Award shall always be a whole number. Any fractional shares shall be eliminated. Notwithstanding the foregoing, any event that results in a reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company that affects the Company’s Stock, any substitution or adjustment of the number of shares of Stock underlying the applicable Award shall be done in accordance with Treasury Regulation Section 1.409A-1(b)(5), so that such Award does not result in an extension, modification, or renewal, as such terms are defined under Code Section 409A.

(d)	Tax Provisions.

(i)
Withholding. The Committee shall so require, as a condition of exercise, each Participant to agree that: (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the optionee. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred. The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election. No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

15

(iv)
The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would: (i) materially increase the benefits accruing to Participants under the Plan, or (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of a majority of the shareholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of shareholders. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval. Except as otherwise provided, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, unless the written consent of the Participant is obtained.

(f)
Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Compliance with Code Section 162(m).

16

(i)
It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) unless otherwise determined by the Committee at the time of the Award grant. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(ii)
Notwithstanding any other provision of this Plan to the contrary, the Company may delay the payment of any amount otherwise due to the Participant under this Plan if the Company reasonably anticipates that its deduction resulting from such payment, either alone or in combination with any other amounts to be paid or provided to under any section of this Plan or any Award Agreement associated with the Plan, would be reduced or eliminated by the Code Section 162(m) deduction limitation; provided, however, that the Company shall make payments to the Participant at the earliest date at which the Company believes the Code Section 162(m) deduction limitation will no longer reduce or eliminate the Company’s deduction for such payments.

(j)
Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(k)
Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or Affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award. Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(l)
Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary or Affiliate, or by any shareholder of the Company or of any Subsidiary or Affiliate against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary or Affiliate will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

17

(m)
Assumption. The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor Company shall not be otherwise obligated to assume this Plan.

(n)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(o)
Plan Effective Date. The Plan will become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that the total vote cast on the proposal represents over 50 percent in interest of all securities entitled to vote on the proposal. The date of such stockholder approval will be the Effective Date. Unless earlier terminated by action of the Board, the authority of the Committee to make grants under the Plan will terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan and the Plan will remain in effect until such time as the Company has no further rights or obligations with respect to outstanding Awards or otherwise under the Plan.

(p)	Adoption.

_______________ (i)	This Plan was approved by the Board of Directors of the Company at a meeting on August 22, 2007.

______________ (ii)	This Plan was approved by the shareholders of the Company at a meeting on _______________, 2007.

REEDS, INC. By: ___________________

18

PROXY
REED’S, INC.
ANNUAL MEETING
OCTOBER __, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher J. Reed and Judy Holloway Reed, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Reed’s, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on September __, 2007, at the Annual Meeting of Stockholders of Reed’s, Inc. to be held on October __, 2007, and any continuation(s), postponement(s) or adjournment(s) thereof.

(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2 AND 3, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

(1)	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)	☐ FOR all nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

	01-Christopher J. Reed	02-Judy Holloway Reed	03-Mark Harris

	04-Dr. D.S.J. Muffoletto, N.D.	05-Michael Fischman

(2)	To consider and vote upon an amendment to our certificate of incorporation to increase the authorized number of shares of common stock from 11,500,000 shares to 19,500,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	To adopt our 2007 Stock Incentive Plan (the “2007 Plan”) and to reserve up to 1,500,000 shares of common stock for issuance under the 2007 Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________, 2007
________________________________
Signature
________________________________
Signature, if held jointly